EXHIBIT 10.36

                             SUBSCRIPTION AGREEMENT



                                                       As of April 25, 2006

To the Board of Directors of
Media & Entertainment Holdings, Inc.:

Gentlemen:

        The undersigned hereby subscribes for and agrees to purchase 100,000 warrants ("Existing Stockholders' Warrants"), each to purchase one share of common stock, of Media & Entertainment Holdings, Inc., a Delaware corporation (the "Corporation"), at $1.00 per Founders' Warrant for an aggregate purchase price of $100,000 ("Purchase Price"). The purchase and issuance of the Existing Stockholders' Warrants shall occur simultaneously with the consummation of the Corporation's initial public offering of securities ("IPO").

        At least 24 hours prior to the effective date of the registration statement filed in connection with the IPO ("Registration Statement"), the undersigned shall deliver the Purchase Price (less $50,000, representing the aggregate amount of the loan made by the undersigned to the Corporation to fund its working capital requirements prior to the date hereof, which loan is being repaid out of the proceeds of the IPO) to Greenberg Traurig, LLP to hold until the Corporation consummates the IPO. Simultaneously with the consummation of the IPO, Greenberg Traurig, LLP shall deposit the Purchase Price (less $50,000, representing the aggregate amount of the loan made by the undersigned to the Corporation to fund its working capital requirements prior to the date hereof, which loan is being repaid out of the proceeds of the IPO) into the trust fund ("Trust Fund") established by the Corporation for the benefit of the Corporation's public stockholders as described in the Corporation's Registration Statement, pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Corporation and Continental Stock Transfer & Trust Company. In the event that the IPO is not consummated, Greenberg Traurig, LLP shall return such amount to the undersigned, without interest or deduction.

        The undersigned represents and warrants that it has been advised that the Existing Stockholders' Warrants have not been registered under the Securities Act; that it is acquiring the Existing Stockholders' Warrants for its account for investment purposes only; that it has no present intention of selling or otherwise disposing of the Existing Stockholders' Warrants (or the underlying shares of Common Stock) in violation of the securities laws of the United States; that it is an "accredited investor" as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"); and that it is familiar with the proposed business, management, financial condition and affairs of the Corporation.

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        Moreover, the undersigned agrees that he shall not sell or transfer the
Existing Stockholders' Warrants or any underlying shares of common stock (collectively, "Insider Securities") until 90 days after the Corporation consummates a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business ("Business Combination") and acknowledges that the certificates for such Existing Stockholders' Warrants shall contain a legend indicating such restriction on transferability. Additionally, the undersigned hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

        The Company hereby acknowledges and agrees that, at the time the warrants issued as part of the units in the IPO become exercisable, the Company shall allow the undersigned to exercise the Existing Stockholders' Warrants by surrendering the warrant for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrant, multiplied by the difference between the warrant exercise price and the "Fair Market Value" (defined below) by (y) the Fair Market Value. The "Fair Market Value" shall mean the average reported last sale price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the undersigned delivers notice to the Company of its intent to exercise the Existing Stockholder's Warrants.


                                                   Very truly yours,

                                                   /s/ Bruce Maggin
                                                   ----------------
                                                   BRUCE MAGGIN
Agreed to:

Media & Entertainment Holdings, Inc.


By: /s/ Harvey Seslowsky
    --------------------
    Name: Harvey Seslowsky
    Title: Chief Operating Officer

Greenberg Traurig, LLP


By: /s/ Alan Annex
    --------------
    Name: Alan Annex
    Title: Shareholder


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